Statements of Net Assets Available for Benefits - EBP 20-3977125 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments, at Fair Value	$ 82,058,221	$ 65,396,238
Investments, at Contract Value	3,018,306	2,320,215
Total Investments	85,076,527	67,716,453
Receivables:
Notes Receivable from Participants	1,524,657	1,015,785
Total Receivables	1,524,657	1,015,785
Net Assets Available for Benefits	$ 86,601,184	$ 68,732,238